Thrivent Small Cap Stock Fund Investment Strategy - Thrivent Small Cap Stock Fund	Oct. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Strategies
Strategy Narrative [Text Block]	Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of small companies. The Adviser focuses mainly on the equity securities of smaller U.S. companies which have market capitalizations equivalent to those companies included in widely known indices such as the Russell 2000® Index, S&P SmallCap 600® Index, or the small company market capitalization classifications published by Morningstar or Lipper, Inc. The Fund defines small-cap companies as those with market capitalizations at the time of purchase at or below the market capitalization of the largest company represented in either the Russell 2000 Index (approximately $31.3 billion as of December 31, 2025) or the S&P SmallCap 600 Index (approximately $9.2 billion as of December 31, 2025). Should the Adviser change the investments used for purposes of this 80% threshold, you will be notified at least 60 days prior to the change. The Fund seeks to achieve its investment objective by investing primarily in common stocks. The Adviser uses fundamental and other investment research techniques to identify small companies that, in its opinion: •have an improving fundamental outlook; •have capable management; and •are financially sound. The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets to more promising opportunities.